                                                               Exhibit 99.1(iii)

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Current Report on Form 8-K of Dominion Resources, Inc. of our report dated January 26, 2000, relating to the consolidated financial statements of Consolidated Natural Gas Company, included as Exhibit 1 to Form 8-K filed by Consolidated Natural
Gas Company on January 27, 2000.

PricewaterhouseCoopers LLP

600 Grant St.
Pittsburgh, Pennsylvania
January 31, 2000